Exhibit 99.1

                                                                       Tanner LC
                                               215 South State Street, Suite 800
                                                      Salt Lake City, Utah 84111
                                                        Telephone (801) 532-7444
                                                              Fax (801) 532-4911


May 23, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Dental Patient Care America, Inc.'s statements included under Item
4.02 of its Form 8-K/A for April 15, 2005 issued May 23, 2005, and we agree with such statements concerning our firm.

/s/ Tanner LC